Exhibit 99.1

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (this “Amendment”) is entered into as of January 28, 2016 (the “Effective Date”) by and between QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, a Delaware limited partnership (“Lender”), PSM HOLDINGS, INC., a Delaware corporation (“Borrower”), PRIME SOURCE MORTGAGE, INC. (formerly PrimeSource Mortgage, Inc.), a Delaware corporation (“PrimeSource”), WWYH, Inc., a Texas corporation (“WWYH” and, together with PrimeSource, the “Grantors”), and Kevin Gadawski (“Gadawski” and, together with the Grantors, the “Guarantors”).

RECITALS

A.     Borrower and Lender are parties to that certain Loan Agreement dated as of February 17, 2015, as amended by that First Amendment to Loan Agreement dated October 1, 2015 (the “Loan Agreement”), pursuant to which Lender extended to Borrower a loan (the “Loan”) in the original principal amount of up to One Million and No/100 Dollars ($1,000,000.00).

B.     The Loan is evidenced by a Promissory Note dated February 17, 2015, as amended by that Note Modification Agreement dated October 1, 2015 (the “Note”), payable by Borrower to the order of Lender in the original principal amount of up to One Million and No/100 Dollars ($1,000,000). The Note currently matures on February 1, 2016.

C.     The Loan is secured in part by a Security Agreement dated February 17, 2015, as amended by that Security Agreement Modification dated October 1, 2015, by and among Grantors, Borrower, and Lender pursuant to which Borrower and Grantors granted to Lender a lien on all of their respective assets, whether then existing or later acquired, and wherever located, including all proceeds thereof (the “Security Agreement”), and is guaranteed by each of the Guarantors pursuant to separate Guaranty Agreements, each dated as of February 17, 2015 (each a “Guaranty” and collectively the “Guaranties”).

D.     Pursuant to Section 1(e) of the Loan Agreement, Lender has disbursed to Borrower a total principal amount of the Loan equal to $750,000.00 in an initial disbursement in the principal amount of $450,000.00, and in a second disbursement in the principal amount of $300,000.00, and Lender may, in its sole discretion, disburse all or any portion of the remaining principal amount of the Loan equal to $250,000.00 (the “Third Disbursement”).

E.     Borrower is in violation of Section 6(b)(i) of the Loan Agreement for failing to maintain a minimum EBITDA of $700,000 as of December 31, 2015 (the “EBITDA Covenant Violation”), and Borrower is in violation of Section 6(b)(ii) of the Loan Agreement for failing to maintain a fixed charge coverage ratio of no less than 1.25 as of March 31, 2015 and thereafter (the “Fixed Charge Coverage Violation”).

F.     Borrower and the Guarantors have asked that Lender waive the EBITDA Covenant Violation and the Fixed Charge Coverage Violation, disburse the full amount of the Third Disbursement to Borrower, extend the term of the Loan beyond its current maturity date, and make those further amendments to the Loan Agreement contemplated herein, and Lender has agreed, subject to the terms and conditions of this Amendment.

G.     For purposes of this Amendment, the Loan Agreement, the Note, the Guaranties, the Security Agreement, and any other document evidencing, relating to, or securing the Loan shall be referred to herein as the “Loan Documents”); and the Loan, together with all of Borrower’s obligations under the Loan Documents shall be referred to herein as the “Obligations”.

NOW, THEREFORE, the parties, in consideration for the mutual agreements and covenants set forth below, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, agree as follows:

AGREEMENT

1.     Recitals. The parties acknowledge and agree that the foregoing recitals are true and correct in all respects and are incorporated herein by this reference.

2.     Acknowledgements.

a.     As of the Effective Date, prior to the disbursement of the Third Disbursement, the outstanding principal plus accrued interest due on the Loan is as follows, and Borrower is unconditionally indebted and liable for the repayment in full of all of the Obligations without offset, defense, or counterclaim of any kind, nature, or description: $760,500.00.

b.     All Obligations are secured by valid, enforceable, and perfected first priority liens in favor of Lender in all of the collateral contemplated in the Loan Documents, which liens are enforceable without offset, defense, or counterclaim.

c.     Each of the Loan Documents has been duly executed and delivered to Lender and each is in full force and effect as of the date hereof, (ii) the agreements and Obligations of Borrower and the Guarantors contained in the Loan Documents constitute the legal, valid and binding obligation of Borrower and the Guarantors, enforceable against them in accordance with their terms, and neither Borrower nor the Guarantors have any right of offset, defense or counterclaim to the enforcement of such Obligations, and (iii) Lender shall be entitled to the rights, remedies and benefits provided for in the Loan Documents.

d.     Lender’s execution of this Amendment shall not constitute a novation, refinancing, discharge, extinguishment or refunding, nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Loan Documents, except as expressly provided herein.

3.     Waiver. Subject to the terms and conditions of this Amendment, including, without limitation, the satisfaction of those conditions to closing set forth in Section 11 below, Lender hereby waives the EBITDA Covenant Violation and the Fixed Charge Coverage Violation.

4.     Modifications.

a.     Maturity Date Extension; Second Note Modification Agreement. The Loan Documents share be, and hereby are, amended to reflect that the Loan shall mature on June 30, 2016 (the “New Maturity Date”). Contemporaneously with the execution of this Amendment, Borrower shall execute and deliver to Lender a second Note modification agreement in form reasonably acceptable to Lender and Borrower reflecting the New Maturity Date (the “Second Note Modification Agreement”). Borrower acknowledges and agrees that, on the New Maturity Date (or such earlier time as the Note is paid-off in full), in additional to all such other terms and conditions set forth in the Loan Documents, Borrower shall pay to Lender an amount equal to one-half percent (0.50%) of the principal amount of the Note then outstanding immediately prior to any payoff.

b.     Amendment to Section 6(b)(ii) – Fixed Charge Coverage Covenant. Section 6(b)(ii) of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

ii.     Fixed Charge Coverage Ratio. As of March 31, 2016, a fixed charge coverage ratio of no less than 1.25. For purposes of this Agreement, “fixed charge coverage ratio” is defined as Borrower’s earnings before interest, taxes, depreciation and amortization less distributions plus lease/rent expense for February and March 2016, divided by Borrower’s current portion of long-term debt plus interest expenses plus lease/rent expenses for February and March 2016.

c.     Monthly Production Covenant. A new Section 6(b)(iii) shall be added to the Loan Agreement as follows:

v.      Monthly Production Covenant. Loan generations in the following amounts as of the last day of each month; provided, however, it shall not be a default hereunder if Borrower does not meet its loan generation target for a specific month but cumulative loans generated as of such date meet or exceed the cumulative target amount for such month:

Date	Monthly Loan Generation Target	Cumulative Loan Generation Target
January 30, 2016	$13,000,000.00	$13,000,000.00
February 29, 2016	$17,000,000.00	$30,000,000.00
March 31, 2016	$24,000,000.00	$54,000,000.00
April 30, 2016	$30,000,000.00	$84,000,000.00
May 31, 2016	$30,000,000.00	$114,000,000.00
June 30, 2016	$30,000,000.00	$144,000,000.00

d.     Capitalization Requirement. A new Section 6(s) shall be added to the Loan Agreement as follows:

s.     Capitalization. Borrower shall have received (i) by no later than February 26, 2016, loans that are fully subordinated to the Loan on written terms acceptable to Lender, or additional equity investments in Borrower, or some combination of such debt and equity, which in the aggregate provide net proceeds to Borrower in the minimum amount of $250,000.00, and (ii) by no later than March 27, 2016, additional loans that are fully subordinated to the Loan on written terms acceptable to Lender, or additional equity investments in Borrower, or some combination of such debt and equity which, when combined with all such debt and equity received by Borrower between January 27, 2016 and February 26, 2016, shall equal an aggregate minimum amount of $350,000.00. Proceeds from the Loan shall be excluded from such calculations.

5.     Third Disbursement. Upon the execution of this Amendment by the parties and the satisfaction of those conditions to closing set forth in Section 11 below, Lender shall disburse the Third Disbursement to Borrower which, once disbursed, shall be subject to all of the terms and conditions, including rates of interest, applicable to all prior disbursements of the Loan.

6.     Loan Modification and Third Disbursement Fees; Grant of Warrants. In consideration of Lender’s agreement to modify the Loan and disburse the Third Disbursement as set forth in this Amendment, in addition to Borrower’s other covenants and obligations under the terms of the Loan Documents and this Amendment, Borrower agrees:

a.     To pay to Lender on the Effective Date (i) a loan modification fee in an amount equal to Seven Thousand Five Hundred and No/100 Dollars ($7,500.00), and (i) a loan origination fee in an amount equal to Twelve Thousand Five Hundred and No/100 Dollars ($12,500.00); and

b.     To issue to Lender on the Effective Date a warrant to purchase One Hundred Thousand (100,000) shares of Borrower’s common stock at a price equal to $0.011 per share. Such warrant shall be in the form attached to this Amendment as Exhibit A (the “Warrant”).

7.     Borrower Representations and Warranties. Borrower hereby represents and warrants, to the best of its knowledge, as follows:

a.     There are no claims, defenses, offsets, or counterclaims against Lender or any of Lender’s officers, employees or agents;

b.     Borrower has all necessary company power and authority to make, execute, deliver and consummate this Amendment and the other documents contemplated herein, as applicable, and to perform all of its obligations, undertakings, and agreements to be observed and performed under this Amendment;

c.     This Amendment has been duly executed and delivered by Borrower and is a valid and binding agreement of Borrower;

d.     The execution and delivery of this Amendment by Borrower does not, and the consummation by Borrower of the transactions contemplated hereby will not, breach, violate, or otherwise conflict with any provision of Borrower’s governing documents or any agreement, law, regulation, order, or judgment to which Borrower is a party or by which Borrower or any of its assets, is bound;

e.     Borrower’s representations and warranties to Lender set forth in the Loan Documents remain true and correct as of the date of this Amendment;

f.     There has been no material adverse change in the financial condition of Borrower since the date of the Loans; and

g.     Unless specifically waived herein, no Event of Default under any of the Loan Documents has occurred that remains unremedied.

8.     Representations and Warranties of Guarantors. PrimeSource and WWYH hereby represent and warrant to Lender that its respective Guaranty remains in full force and effect and guarantees all of Borrower’s indebtedness under the Note, as amended, including accrued interest, late fees, and costs of collection (including attorney’s fees), and all other obligations and indebtedness which may accrue or be incurred with respect to Borrower’s indebtedness and obligations to Lender. Gadawski hereby represents and warrants to Lender that his Guaranty remains in full force and effect and guarantees, among other things, that Borrower’s representations and warranties in the Loan Documents, as well as statements made and information provided by Borrower to Lender up to and including the effective date of the Loan Documents, have been true and correct, and not intentionally misleading.

9.     Representations and Warranties of Lender. As of the date hereof, Lender is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), and shall provide the Borrower with such information or documentation reasonably requested to support the Lender’s status as an accredited investor. The Lender agrees that the Warrant and the shares underlying exercise of the Warrant (the “Warrant Shares”) may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Warrants or Warrant Shares other than pursuant to an effective registration statement or to the Borrower or pursuant to Rule 144, except as otherwise set forth herein, the Borrower may require the Lender to provide to the Borrower an opinion of counsel selected by the Lender, the form and substance of which opinion shall be reasonably satisfactory to the Borrower, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Borrower hereby consents to and agrees to register on the books of the Borrower and with its transfer agent, without any such legal opinion, any transfer of Securities by the Lender to an affiliate of the Lender, provided that the transferee certifies to the Borrower that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

10.     Lender understands and has been made aware that Borrower does not currently meet HUD net worth requirements and that such has been communicated to HUD which includes Borrower’s corrective action plan.

11.     Conditions to Closing. On the Effective Date, Borrower shall deliver or cause to be delivered the following documents or items to Lender, fully executed by all parties other than Lender, and in form and substance acceptable to Lender and its counsel, as conditions to the effectiveness of the transactions described in this Amendment:

(a)     This Amendment;

(b)     The Second Note Modification Agreement;

(c)     The Warrant;

(d)     The amounts contemplated in Section 6(a), above, and in Section 14, below, which are due as of the Effective Date and which shall be reflected on a Statement of Expenses to be prepared by Lender and executed by the parties; and

(e)     Such other documents and completion of such other matters, as Lender may reasonably deem necessary or appropriated.

12.     Unconditional Full Release of All Claims and Defenses by Releasing Parties. In consideration of Lender’s execution of this Amendment, and for other valuable consideration, the receipt and sufficiency of which is acknowledged, Borrower, Guarantors, and their respective successors, heirs, beneficiaries and assigns (collectively, the “Releasing Parties”) hereby release and forever discharge Lender and its participants, predecessors, successors and assigns and their present and previous agents, attorneys, accountants, consultants, representatives, affiliates, officers, directors, employees, and each of them (collectively, the “Lender Parties”) from and against any and all accounts, covenants, agreements, obligations, claims, debts, liabilities, offsets, demands, costs, expenses, actions, or causes of action of every nature, character, and description, whether arising at law or equity or under statute, regulation, or otherwise, and whether liquidated or unliquidated, contingent or noncontingent, known or suspected (each a “Claim” and collectively the “Claims”), that the respective Releasing Parties may have against any Lender Party as of the date hereof. The Releasing Parties further agree that they shall forever refrain and forbear from commencing, instituting, or prosecuting any lawsuit, action, or other proceeding, whether judicial, administrative or otherwise, or otherwise attempting to collect or enforce, any such released Claim and agree to indemnify, defend (with counsel satisfactory to Lender) and hold harmless the Lender Parties against any and all loss, liability, claim or expense, including attorneys’ fees, that any of them might incur as a result of any breach of this release by any of the Releasing Parties or the assertion of any Claim or defense that exists as of the date hereof by any of the Releasing Parties. The Releasing Parties further waive any presently existing defenses against the payment and performance of all Obligations of every nature, character, and description.

13.     No Alienation of Claims. Borrower and the Guarantors warrant and represent to Lender that they have not granted or purported to grant to any other person or entity any interest whatsoever in any Claim, as security or otherwise, and that their execution hereof does not require the consent of or notice to any third party in order to be fully effective as to any Claim that may have existed in favor of any of the Releasing Parties at any time.

14.     Interest and Expenses. As an additional condition to the effectiveness of the transactions described in this Amendment, Borrower agrees to pay to Lender any and all costs and expenses (including, without limitation, reasonable attorneys’ fees and litigation expenses, appraisal and review, environmental update and review, survey, title searches and endorsements, and recording costs) incurred by Lender and arising out of or relating to the preparation and negotiation of this Amendment or any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation and warranty of Borrower contained in this Amendment or any document delivered to Lender by Borrower pursuant to the terms of this Amendment or the other Loan Documents.

15.     Valid Consideration; Binding Agreement. Borrower and the Guarantors warrant and represent that this Amendment is valid, binding, and enforceable in accordance with its terms.

16.     Notices. Any communications concerning this Amendment or the Loan shall be addressed as provided in the Loan Agreement or the Guaranties, as applicable.

17.     Construction of Agreement. Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to (i) impair the validity, perfection, or priority of any security interest granted therein, or (ii) waive or impair any rights, powers, or remedies of Lender under the Loan Documents. This Amendment is not intended to, and will not, effect a novation of the indebtedness evidenced by the Note. This Amendment and the other Loan Documents have been reviewed fully by all parties and shall not be construed against any party as author. The parties hereto acknowledge that this Amendment shall constitute a “Loan Document” as such term is used herein.

18.     Voluntary Agreement. The parties hereto represent and warrant that they have been represented by legal counsel of their choice; have investigated fully their alternatives to the execution and performance of this Amendment; have had ample time to review this Amendment and consult with counsel; are fully aware of the terms contained in this Amendment; and have knowingly, voluntarily, and without coercion or duress of any kind entered into this Amendment and the documents executed in connection with this Amendment.

19.     No Reliance on Lender’s Analysis. Borrower acknowledges and represents that, in connection with its business activities and its execution of this Amendment, it has not relied upon any financial projection, budget, assessment, or other analysis by Lender or upon any representation by Lender as to the risks, benefits, or prospects of Borrower or its business activities or present or future capital needs incidental thereto, all such considerations having been examined fully and independently by Borrower.

20.     Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Borrower or the Guarantors for any purpose. This Amendment has been executed for the sole benefit of the parties hereto and there are no third party beneficiaries hereof.

21.     Applicable Law; Waiver of Jury Trial. THE VALIDITY AND CONSTRUCTION OF THIS AMENDMENT SHALL BE DETERMINED ACCORDING TO THE SUBSTANTIVE LAWS OF NEW YORK. LENDER AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH REGARD TO ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, OF ANY TYPE OR NATURE WHATSOEVER ARISING FROM OR RELATED TO THIS AMENDMENT.

22.     Indulgence Not Waiver. Lender’s indulgence in any other departure from the terms of this Amendment or the other Loan Documents shall not prejudice Lender’s right to demand strict compliance therewith.

23.     Assignment. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower and Lender, except that Borrower may not assign any rights or delegate any obligations arising hereunder or under the other Loan Documents without the prior written consent of Lender. Any attempted assignment or delegation without the required prior consent shall be void.

24.     Entire Agreement. This Amendment and the other written agreements among the parties represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein. In the event of an inconsistency between this Amendment and the provisions of any of the other Loan Documents, the provisions of this Amendment shall control.

25.     Amendment, Modification, and Waiver in Writing. No provision of this Amendment or any of the other Loan Documents can be amended, modified, or waived, except by a statement in writing signed in hand by the party against which enforcement of the amendment, modification, or waiver is sought (e.g., emails and voice mails shall not be effective to amend, modify, or waive any provision hereof, although a telecopy of a document signed in handwriting could be).

26.     Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

27.     Gender and Number. Words used herein indicating gender or number shall be read as context may require.

28.     Captions Not Controlling. Captions and headings have been included in this Amendment for the convenience of the parties, and shall not be construed as affecting the content of the respective sections.

29.     Counterpart Execution. This Amendment may be executed in counterparts via facsimile, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each party to this Amendment.

[Signatures on the following page.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

LENDER:

Quintium Private Opportunities Fund, LP

By:	/s/ Peter B. Capobianco
Name: Peter B. Capobianco
Title: Associate

BORROWER:

PSM Holdings, Inc.

By:	/s/ Kevin Gadawski
Name: Kevin Gadawski
Title: President & CEO

GUARANTORS:

Prime Source Mortgage, Inc.

By:	/s/ Kevin Gadawski
Name: Kevin Gadawski
Title: President & CEO

WWYH, Inc.

By:	/s/ Samuel B. Morelli
Name: Samuel B. Morelli
Title: President

/s/ Kevin Gadawski
Kevin Gadawski

Signature Page to

Second Amendment to Loan Agreement